American Century Quantitative Equity Funds, Inc. Summary Prospectus Supplement
Strategic Inflation Opportunities Fund
Supplement dated March 3, 2016 ■ Summary Prospectus dated November 1, 2015
The Strategic Inflation Opportunities Fund has changed its classification from nondiversified to diversified. All references to the fund being nondiversified are deleted.

The changes below will be effective as of May 2, 2016.

The Strategic Inflation Opportunities Fund is renamed the Multi-Asset Real Return Fund and all references to Strategic Inflation Opportunities are replaced with Multi-Asset Real Return.

The following replaces the section under the heading Principal Investment Strategies on page 2 of the summary prospectus:
The fund’s asset allocation strategy seeks to diversify its investments among equity securities, debt securities, U.S. Treasury inflation-indexed securities, commodity-related investments and real estate-related investments, all in an effort to provide investors total real return. Total real return is total return reduced by the expected impact of inflation. The fund’s investment strategy has been designed in an effort to protect the fund’s investors from the effects of rising U.S. inflation. The portfolio managers will regularly review the fund’s asset mix and adjust the allocation among asset classes as necessary to provide the fund what they believe is the most favorable outlook for achieving the fund’s objective. By adjusting the allocation among asset classes the portfolio managers can moderate risks associated with each asset category.
The fund may invest a portion of its assets in equity securities of U.S. or foreign issuers, including issuers located in emerging markets. Equity securities include common stock, preferred stock, and equity-equivalent securities, such as convertible securities, stock futures contracts or stock index futures contracts.
To help protect against U.S. inflation, the fund will invest a portion of its assets in inflation-indexed debt securities. These securities include inflation-indexed U.S. Treasury securities, inflation-indexed securities issued by U.S. government agencies and instrumentalities other than the U.S. Treasury, and inflation-indexed securities issued by other entities such as corporations.
The portfolio managers may also purchase other U.S. and foreign debt securities that are not linked to inflation. These debt securities may be payable in U.S. or foreign currencies and may include securities that are rated below investment grade (also known as “high-yield securities” or “junk bonds”). The fund may also invest in in mortgage- or asset-backed securities.
The fund also will invest a portion of its assets in commodity-related investments. Commodities are assets that have tangible properties, such as oil, metals and agricultural products. Under normal market conditions, the fund’s commodity-related investments will be allocated between equity securities of U.S. and foreign companies engaged in commodity-related businesses and investments that provide investment exposure to underlying investible commodities, such as commodity-linked notes and exchange traded funds (ETFs).
The fund will also invest a portion of its assets in real estate-related investments by investing in real estate investment trusts (REITs), REIT ETFs and equity securities issued by companies engaged in the real estate industry. A company is considered a real estate company if, in the opinion of the portfolio managers, at least 50% of its revenues or 50% of the market value of its assets at the time the securities are purchased by the fund are attributed to the ownership, construction, management or sale of real estate.
The fund may invest in derivative instruments for both hedging and non-hedging (i.e., to enhance returns) purposes.  The fund's derivative instruments may include futures contracts, options, swaps, and forward contracts, including non-deliverable forwards (NDFs). When entering into derivatives positions, the fund will be required to segregate assets to cover such obligations at levels consistent with the guidance of the SEC.
The fund intends to actively manage currency exposure through a currency overlay strategy. The currency overlay strategy is intended to enhance returns by increasing exposure to a foreign currency or shifting exposure to the fluctuations in the value of foreign currencies from one foreign currency to another foreign currency. This strategy may use a combination of foreign currency forward contracts and NDFs.
To gain exposure to the various asset classes, the fund may invest in varying combinations of unaffiliated funds such as ETFs, securities and other financial instruments.

The fund may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies. A higher portfolio turnover rate may indicate higher transaction costs and may affect the fund’s performance. Higher portfolio turnover also may result in the realization and distribution of capital gains, including short-term capital gains.

The seventh bullet point under the heading Principal Risks on page 3 of the summary prospectus is replaced with the following:

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Commodity Investing Risk - The fund’s commodity-related investments may be subject to greater volatility than investments in traditional securities. The value of the fund’s commodity-related investments may be affected by changes in overall market movements, interest rate changes, and volatility in commodity-related indexes. The value of these investments may also be affected by factors affecting a particular commodity, such as weather, disease, embargoes, tariffs, taxes and economic, political and regulatory developments.

The tenth bullet point under the heading Principal Risks on page 4 of the summary prospectus is replaced with the following:

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Derivative Risk - The use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional instruments. Derivatives are subject to a number of risks, including liquidity, interest rate, market, credit, and correlation risk. Derivative transactions may expose the fund to the effects of leverage, which could increase the fund's exposure to the market and magnify potential losses, particularly when derivatives are used to enhance return rather than offset risk. Derivatives can also be highly illiquid and difficult to unwind or value, and changes in the value of a derivative held by the fund may not correlate with the value of the underlying instrument or the fund’s other investments.

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